Exhibit 99.2

Cars.com Inc. Acquires D2C Media Inc.,

Expanding Cars Commerce Platform into Canada in Accretive Transaction

CHICAGO (November 2, 2023) — Cars.com Inc. (NYSE: CARS) (d/b/a “Cars Commerce” or the “Company”), an audience-driven technology company empowering the automotive industry, today announced the acquisition of D2C Media Inc. (“D2C”), a leading automotive technology and digital solutions provider in Canada. The Company paid CAD $105 million in cash (USD $76 million) at closing, which was funded by a combination of cash on hand and borrowings under the Company’s existing revolving credit facility. There is also the potential for additional performance-based consideration of up to CAD $35 million (approximately USD $25 million as of the closing date) based on achievement of certain financial thresholds. The transaction closed on November 1, 2023.

Transaction Highlights

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Further expands the Company’s geographic footprint; D2C serves 1,000 dealer customers in Canada today and will establish Cars Commerce as a leading automotive digital solutions provider in the country
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Supports acceleration of Cars Commerce’s profitable growth trajectory and is expected to be immediately accretive
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Expected to create substantial cross-selling opportunities through rapid expansion of Canadian dealer base, expanding the potential for long-term Monthly Average Revenue Per Dealer (“ARPD”) growth

D2C Media serves approximately 1,000 dealer customers throughout Canada with website, media services, and other technology solutions that help dealers increase sales velocity and measure impact. The company generates revenue primarily through subscription fees of its products and services. Historically, OEM program endorsement expansion has enabled incremental customer additions and profitable revenue growth for the company.

“The acquisition of D2C Media presents an exciting opportunity to expand Cars Commerce further across North America. With D2C Media’s deep local relationships and established infrastructure, we will be able to tap into a new market with dozens of OEMs and thousands of retailers to fuel accelerated growth,” said Alex Vetter, chief executive officer of Cars Commerce. “I’m thrilled to welcome the D2C Media team, and, together, we look forward to creating tremendous value for Canadian retailers through our ongoing commitment to enabling local automotive retail and simplifying everything about buying and selling cars.”

As a result of the acquisition, Cars Commerce will materially expand from its existing base of approximately 250 Dealer Inspire Canadian website customers. In addition, with this acquisition Cars Commerce will now be endorsed by approximately 60% of OEMs operating in Canada, with significant runway for additional growth. The combination of D2C’s local experience and knowledge with the Cars Commerce product portfolio will enable increased distribution for the Dealer Inspire and Accu-Trade brands in Canada; and deeper relationships with OEMs, many of whom seek complete coverage of North America.

Based in Montreal, D2C Media was founded in 2003 and has approximately 95 employees distributed throughout Canada. More information on the transaction will be provided on Cars Commerce’s third quarter earnings call.

About Cars Commerce

Cars Commerce is an audience-driven technology company empowering automotive that simplifies everything about buying and selling cars. The Cars Commerce platform includes the flagship automotive marketplace and dealer reputation site Cars.com, innovative digital marketing technology and services from Dealer Inspire, industry-leading trade-in and appraisal technology from Accu-Trade, an exclusive in-market media network, and powerful and predictive AI technologies that enable more efficient and profitable retail operations. Cars Commerce is the essential partner to stay one step ahead in automotive. Learn more at www.carscommerce.inc.

About D2C Media Inc.

Founded in 2003, D2C Media Inc. provides automotive dealerships with technology and digital solutions, including websites, media services, customer relationship management software, outsourced virtual business development centers, and reputation management services. D2C Media is consistently recognized as one of Canada’s fastest growing companies, and is committed to pushing the limits of what's currently possible with innovative solutions that drive online conversions and help automotive dealers measure the success of their investments. For more information, please visit www.D2CMedia.ca

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Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning goals, plans, expectations, projections regarding the expected benefits of the transaction, management’s plans, projections and objectives for the transaction, future operations, scale and performance, integration plans and expected synergies therefrom, and our financial position, results of operations, market position, capital allocation strategy, initiatives, business strategy and expectations of our management, and other matters and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements, strategic actions or prospects may differ materially from those expressed or implied by these forward-looking statements. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “outlook,” “intend,” “strategy,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. All forward-looking statements contained in this press release are qualified by these cautionary statements. Forward-looking statements are based on our current expectations, beliefs, strategies, estimates, projections and assumptions, experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments, global supply chain shortages, fluctuating fuel prices, rising interest rates, inflation and and other factors we think are appropriate. Such forward-looking statements are based on estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. While the Company and its management make such statements in good faith and believe such judgments are reasonable, you should understand that these statements are not guarantees of future strategic action, performance or results. Our actual results, performance, achievements, strategic actions, or prospects could differ materially from those expressed or implied by these forward-looking statements. Given these uncertainties, you should not rely on forward-looking statements in making investment decisions. When we make comparisons of results between current and prior periods, we do not intend to express any future trends, or indications of future performance, unless expressed as such, and you should view such comparisons as historical data. Whether or not any such forward-looking statement is in fact achieved will depend on future events, some of which are beyond our control.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results and strategic actions to differ materially from those expressed in the forward-looking statements contained in this press release. For a detailed discussion of many of these and other risks and uncertainties, see “Part I, Item 1A., Risk Factors” and “Part II, Item 7., Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (“SEC”) on February 23, 2023 and our other filings filed with the SEC and available on our website at investor.cars.com or via EDGAR at www.sec.gov. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties. The forward-looking statements contained in this press release are based only on information currently available to us and speak only as of the date of this press release. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. The forward-looking statements in this press release are intended to be subject to the safe harbor protection provided by the federal securities laws.

Investor Contact:

Robbin Moore-Randolph

312.601.5929

ir@carscommerce.com